 <SUBMISSION>
      <TYPE>  N-Q
      <FILER>
            <CIK>  0000906352
            <CCC>  xxxxxxx
      </FILER>
      <INVESTMENT-CO-TYPE>  N-1
      <INCLUDE-ALL-SERIES>  No
      <EXISTING-SERIES-CLASS>
            <SERIES-ID>  S000011212
            <INCLUDE-ALL-CLASSES>  Yes
      </EXISTING-SERIES-CLASS>
      <NOTIFY-INTERNET>  first.eagle.financial.reporting@jpmorgan.com
      <NOTIFY-INTERNET>  nycfunds@toppanmerrillllc.com
      <PERIOD>  03/31/2019
      <SROS>  NONE
      <SUBMISSION-CONTACT>
            <NAME>  EDGAR  Advantage  Service  Team
            <PHONE>  (800)  688  -  1933
      </SUBMISSION-CONTACT>

First Eagle Overseas Variable Fund
Schedule of Investments
March 31, 2019 (unaudited)

Investments	Shares	Value ($)
COMMON STOCKS — 76.6%

Australia — 0.5%
Newcrest Mining Ltd.	101,922	1,845,811

Belgium — 1.3%
Groupe Bruxelles Lambert SA	38,487	3,741,719
Sofina SA	4,345	845,106
		4,586,825
Brazil — 0.6%
Cielo SA	872,351	2,114,399

Canada — 7.3%
Agnico Eagle Mines Ltd.	47,148	2,049,837
Barrick Gold Corp.	166,690	2,285,320
Cenovus Energy, Inc.	262,196	2,275,861
Franco-Nevada Corp.	15,925	1,193,943
Goldcorp, Inc.	169,048	1,933,909
Imperial Oil Ltd.	156,091	4,261,009
Nutrien Ltd.	127,837	6,744,680
Power Corp. of Canada	108,905	2,539,365
Wheaton Precious Metals Corp.	98,615	2,349,009
		25,632,933
Chile — 1.0%
Cia Cervecerias Unidas SA, ADR	115,867	3,413,442

Denmark — 0.5%
ISS A/S	60,814	1,852,194

France — 9.0%
Bouygues SA	39,636	1,416,934
Cie de Saint-Gobain	100,291	3,636,449
Danone SA	99,223	7,640,266
Laurent-Perrier	22,658	2,368,828
Legrand SA	17,663	1,182,538
Rexel SA	177,187	1,999,606
Robertet SA	4,480	2,733,839
Sabeton SA	4,600	113,005
Sanofi	55,270	4,887,203
Sodexo SA	39,392	4,337,822
Wendel SA	12,347	1,555,952
		31,872,442
Germany — 1.8%
Hamburger Hafen und Logistik AG	24,621	562,538
HeidelbergCement AG	58,724	4,232,931
Telefonica Deutschland Holding AG	445,331	1,398,241
		6,193,710
Greece — 0.4%
JUMBO SA	73,757	1,235,547

Hong Kong — 5.6%
CK Asset Holdings Ltd.	323,500	2,881,025
Great Eagle Holdings Ltd.	603,814	3,079,333
Guoco Group Ltd.	254,670	3,694,767
Hang Lung Properties Ltd.	920,251	2,247,655
Hysan Development Co. Ltd.	421,760	2,260,716
Jardine Matheson Holdings Ltd.	84,180	5,255,326
Jardine Strategic Holdings Ltd.	7,800	292,577
		19,711,399
Ireland — 0.5%
CRH plc	54,690	1,694,545

Israel — 0.0%(a)
Israel Chemicals Ltd.	30,773	160,788

Italy — 0.1%
Italmobiliare SpA	13,124	298,117

Japan — 20.3%
As One Corp.	29,480	2,345,927
Chofu Seisakusho Co. Ltd.	58,785	1,219,116
Daiichikosho Co. Ltd.	58,230	2,981,662
FANUC Corp.	51,780	8,855,088
Hirose Electric Co. Ltd.	28,980	3,051,534
Hoshizaki Corp.	17,800	1,104,961
Hoya Corp.	30,360	2,010,963
Kansai Paint Co. Ltd.	79,080	1,511,610
KDDI Corp.	288,700	6,217,818
Keyence Corp.	4,100	2,563,300
Komatsu Ltd.	12,200	284,547
Mitsubishi Electric Corp.	184,800	2,384,362
Mitsubishi Estate Co. Ltd.	363,760	6,600,397
MS&AD Insurance Group Holdings, Inc.	102,800	3,132,170
Nagaileben Co. Ltd.	37,310	810,602
Nissin Foods Holdings Co. Ltd.	20,100	1,383,002
NTT DOCOMO, Inc.	183,600	4,069,243
Olympus Corp.	17,864	194,347
Secom Co. Ltd.	70,060	6,008,271
Secom Joshinetsu Co. Ltd.	19,594	596,068
Shimano, Inc.	17,960	2,924,193
SK Kaken Co. Ltd.	2,038	837,990
SMC Corp.	7,860	2,962,879
Sompo Holdings, Inc.	183,800	6,806,663
T Hasegawa Co. Ltd.	48,800	788,170
		71,644,883
Mexico — 0.7%
Fresnillo plc	162,144	1,837,561
Industrias Penoles SAB de CV	61,384	767,148
		2,604,709
Netherlands — 0.2%
HAL Trust	4,628	706,644

Norway — 0.7%
Orkla ASA	338,712	2,601,236

See Notes to Schedule of Investments.

(Continued)

Investments		Shares	Value ($)
Russia — 0.3%
Gazprom PJSC, ADR		257,200	1,161,962

Singapore — 1.9%
ComfortDelGro Corp. Ltd.		655,410	1,245,702
Haw Par Corp. Ltd.		552,113	5,438,634
			6,684,336
South Korea — 4.1%
Fursys, Inc.		39,392	1,088,761
Hyundai Mobis Co. Ltd.		11,293	2,076,719
Kia Motors Corp.		123,700	3,855,137
KT&G Corp.		48,099	4,385,997
Lotte Confectionery Co. Ltd.		2,996	489,058
Lotte Corp.		17,807	776,147
NongShim Co. Ltd.		6,038	1,644,138
			14,315,957
Sweden — 2.0%
Industrivarden AB, Class C		37,555	787,550
Investor AB, Class A		96,942	4,371,197
Investor AB, Class B		16,963	764,638
Svenska Handelsbanken AB, Class A		92,827	980,067
			6,903,452
Switzerland — 3.7%
Cie Financiere Richemont SA (Registered)		48,507	3,538,747
Nestle SA (Registered)		71,355	6,803,729
Pargesa Holding SA		35,541	2,787,317
			13,129,793
Taiwan — 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR		52,830	2,163,917

Thailand — 1.3%
Bangkok Bank PCL, NVDR		589,505	3,849,892
Thai Beverage PCL		1,255,292	783,380
			4,633,272

Turkey — 0.1%
AG Anadolu Grubu Holding A/S		191,062	407,589

United Kingdom — 10.3%
Berkeley Group Holdings plc		54,675	2,628,496
British American Tobacco plc		191,352	7,982,791
BT Group plc		529,834	1,539,337
Diageo plc		53,877	2,204,758
GlaxoSmithKline plc		160,354	3,331,483
Hiscox Ltd.		72,214	1,467,598
Liberty Global plc, Class C*		42,433	1,027,303
Linde plc		18,618	3,278,108
Lloyds Banking Group plc		6,560,221	5,314,950
TechnipFMC plc		228,469	5,373,591
Unilever NV, CVA		16,117	939,644
WPP plc		119,521	1,262,627
			36,350,686
United States — 1.8%
Newmont Mining Corp.		40,363	1,443,785
Royal Gold, Inc.		15,855	1,441,695
Willis Towers Watson plc		19,905	3,496,313
			6,381,793
TOTAL COMMON STOCKS (Cost $204,141,336)			270,302,381

		Ounces
COMMODITIES — 8.6%

Gold bullion* (Cost $21,976,701)		23,642	30,553,942

		Principal Amount ($)
FOREIGN GOVERNMENT SECURITIES — 0.9%

Indonesia — 0.2%
Indonesia Treasury Bond
8.25%, 7/15/2021	IDR	10,534,000,000	762,465

Malaysia — 0.1%
Malaysia Government Bond
3.66%, 10/15/2020	MYR	648,000	159,442

Singapore — 0.6%
Singapore Government Bond
3.25%, 9/1/2020	SGD	1,882,000	1,414,239
2.25%, 6/1/2021	SGD	1,077,000	799,985
			2,214,224
TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $3,137,225)			3,136,131

SHORT-TERM INVESTMENTS — 13.3%

COMMERCIAL PAPER — 13.3%
Avery Dennison Corp.
2.52%, 4/1/2019(b)		3,488,000	3,487,260
Bunge Asset Funding Corp.
2.65%, 4/1/2019(b)(c)		6,371,000	6,369,582
CenterPoint Energy, Inc.
2.60%, 4/1/2019(b)(c)		1,628,000	1,627,647
Eli Lilly & Co.
2.55%, 6/13/2019(b)		2,736,000	2,721,520
Eni Finance USA, Inc.
2.60%, 4/1/2019(b)(c)		1,628,000	1,627,645
EssilorLuxottica SA
2.59%, 4/2/2019(b)(c)		679,000	678,811
2.62%, 6/3/2019(b)		3,236,000	3,220,848
2.62%, 6/10/2019(b)		1,764,000	1,754,846

See Notes to Schedule of Investments.

(Continued)

Investments	Principal Amount ($)	Value ($)
GlaxoSmithKline LLC
2.51%, 5/10/2019(b)	3,264,000	3,254,427
Henkel US Operations Corp.
2.49%, 4/3/2019(b)	946,000	945,683
Kreditanstalt fuer Wiederaufbau
2.49%, 6/18/2019(b)(c)	3,498,000	3,478,489
Kroger Co. (The)
2.55%, 4/1/2019(b)	4,651,000	4,650,010
LVMH Moet Hennessy Louis Vuitton, Inc.
2.64%, 6/19/2019(b)	3,498,000	3,477,053
PSP Capital, Inc.
2.53%, 6/4/2019(b)(c)	4,002,000	3,983,290
Total Capital Canada Ltd.
2.58%, 5/1/2019(b)	1,891,000	1,886,679
Unilever Capital Corp.
2.52%, 6/11/2019(b)(c)	3,942,000	3,921,751
TOTAL COMMERCIAL PAPER (Cost $47,095,143)		47,085,541

	Shares
INVESTMENT COMPANIES — 0.0%(a)
JP Morgan U.S. Government Money Market Fund, Agency Shares 2.27% (d) (Cost $3,834)	3,834	3,834

TOTAL SHORT-TERM INVESTMENTS (Cost $47,098,977)		47,089,375

Total Investments — 99.4% (Cost $276,354,239)		351,081,829
Other Assets Less Liabilities — 0.6%		1,948,363
Net Assets — 100.0%		353,030,192

*                           Non-income producing security.

(a)                   Represents less than 0.05% of net assets.

(b)                   The rate shown was the current yield as of March 31, 2019.

(c)                    Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(d)                   Represents 7-day effective yield as of March 31, 2019.

See Notes to Schedule of Investments.

(Continued)

Forward Foreign Currency Exchange Contracts outstanding as of March 31, 2019

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,138,251	EUR	1,812,000	Bank of New York Mellon	5/15/2019	$98,125
USD	583,111	GBP	436,000	Bank of New York Mellon	5/15/2019	14,000
USD	4,577,347	JPY	504,831,000	Bank of New York Mellon	5/15/2019	5,935
USD	5,976,889	EUR	5,103,000	Goldman Sachs	6/19/2019	214,188
USD	776,311	GBP	584,000	Goldman Sachs	6/19/2019	12,675
USD	3,017,922	EUR	2,597,000	JPMorgan Chase Bank	7/17/2019	78,348
USD	551,869	GBP	419,000	JPMorgan Chase Bank	7/17/2019	3,249
USD	226,433	EUR	193,000	UBS AG	8/21/2019	7,334
USD	366,499	JPY	38,983,000	UBS AG	8/21/2019	10,818
USD	1,251,117	EUR	1,082,000	HSBC Bank plc	9/18/2019	19,928
USD	2,735,849	JPY	295,209,000	HSBC Bank plc	9/18/2019	36,414
Total unrealized appreciation						501,014
USD	2,891,146	JPY	321,293,000	Goldman Sachs	6/19/2019	(25,784)
USD	263,764	GBP	204,000	JPMorgan Chase Bank	7/17/2019	(3,344)
USD	4,130,553	JPY	455,156,000	JPMorgan Chase Bank	7/17/2019	(10,832)
USD	1,030,726	GBP	799,000	UBS AG	8/21/2019	(17,189)
USD	724,878	GBP	553,000	HSBC Bank plc	9/18/2019	(1,363)
Total unrealized depreciation						(58,512)
Net unrealized appreciation						$442,502

Abbreviations

ADR	American Depositary Receipt
CVA	Dutch Certification
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MYR	Malaysia Ringgit
NVDR	Non-Voting Depositary Receipt
PJSC	Public Joint Stock Company
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Schedule of Investments.

(Continued)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Auto Components	0.6%
Automobiles	1.1
Banks	2.9
Beverages	2.5
Building Products	1.0
Chemicals	4.4
Commercial Services & Supplies	2.7
Commodities	8.6
Construction & Engineering	0.4
Construction Materials	1.7
Diversified Financial Services	4.4
Diversified Telecommunication Services	0.8
Electrical Equipment	1.0
Electronic Equipment, Instruments & Components	1.6
Energy Equipment & Services	1.5
Entertainment	0.8
Food Products	5.8
Foreign Government Securities	0.9
Health Care Equipment & Supplies	0.9
Health Care Providers & Services	0.7
Hotels, Restaurants & Leisure	1.2
Household Durables	1.1
Industrial Conglomerates	3.1
Insurance	4.9
IT Services	0.6
Leisure Products	0.8
Machinery	3.7
Media	0.7
Metals & Mining	4.9
Oil, Gas & Consumable Fuels	2.1
Personal Products	0.3
Pharmaceuticals	3.8
Real Estate Management & Development	4.8
Road & Rail	0.4
Semiconductors & Semiconductor Equipment	0.6
Specialty Retail	0.4
Textiles, Apparel & Luxury Goods	1.0
Tobacco	3.6
Trading Companies & Distributors	0.6
Transportation Infrastructure	0.2
Wireless Telecommunication Services	3.0
Short-Term Investments	13.3
Total Investments	99.4%

See Notes to Schedule of Investments.

(Continued)

First Eagle Overseas Variable Fund

Notes to Schedule of Investments (unaudited)

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At March 31, 2019, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the “Adviser”), a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”), manages the Fund. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company (“BCP CC Holdings GP”), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by The Blackstone Group L.P. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last sales price if an official closing price is not available) as of the local market close on the exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes (normally 4:00 p.m. Eastern Time), as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE (normally 4:00 p.m. Eastern Time) are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”). The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets and security-specific events. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, “securities”) held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation Committee (the “Committee”) to oversee the execution of the valuation and liquidity procedures for the Fund.

The following is a summary of the Fund’s inputs used to value the Fund’s investments as of March 31, 2019:

Description	Level 1	Level 2	Level 3	Total
Assets:†
Common Stocks	$59,225,189	$211,077,192 (a)	$—	$270,302,381
Commodities *	—	30,553,942	—	30,553,942
Foreign Government Securities	—	3,136,131	—	3,136,131
Short-Term Investments	3,834	47,085,541	—	47,089,375
Forward Foreign Currency Exchange Contracts**	—	501,014	—	501,014
Total	$59,229,023	$292,353,820	$—	$351,582,843

Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(58,512)	$—	$(58,512)
Total	$—	$(58,512)	$—	$(58,512)

(a) At March 31, 2019, certain non-U. S. securities applied the procedures under which movements in the price for U.S. securities (beyond specific thresholds) occurring after the close of a foreign market required fair valuation of securities traded in that foreign market. See Note (a) for additional details.

† See Schedule of Investments for additional detailed categorizations.

* Represents gold bullion.

** Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the investment.

b)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund’s currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments. For the three-month period ended March 31, 2019, the average monthly outstanding currency purchased and/or sold in U.S. dollars for forward foreign currency exchange contracts totaled $908,230 and $31,043,142, respectively.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund’s custodian bank. These amounts are not reflected on the Fund’s Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At March 31, 2019, the Fund had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

			Gain or (Loss) on Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value	Liability Derivative Fair Value	Net Realized Gains (losses)	Change in Appreciation (Depreciation)
Foreign currency	$501,014	$58,512	$39,781	$524,001

The following table presents the Fund’s gross derivative assets by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of March 31, 2019:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
Bank of New York Mellon	$118,060	$—	$—	118,060
Goldman Sachs	226,863	(25,784)	(140,000)	61,079
HSBC Bank plc	56,342	(1,363)	—	54,979
JPMorgan Chase Bank	81,597	(14,176)	—	67,421
UBS AG	18,152	(17,189)	—	963
	$501,014	$(58,512)	$(140,000)	$302,502

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
Goldman Sachs	$25,784	$(25,784)	$—	$—
HSBC Bank plc	1,363	(1,363)	—	—
JPMorgan Chase Bank	14,176	(14,176)	—	—
UBS AG	17,189	(17,189)	—	—
	$58,512	$(58,512)	$—	$—